Crow Point Defined Risk Global Equity Income Fund

Class A Shares (Symbol: CGHAX)

Class I Shares (Symbol: CGHIX)

Supplement dated April 26, 2016 (effective immediately)

to the Prospectus dated October 1, 2015

Effective April 26, 2016, the Fund’s Prospectus is hereby revised as follows:

The section entitled “Summary Section—Purchase and Sale of Fund Shares” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Crow Point Defined Risk Global Equity Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha NE 68130), or by telephone at 1-855-754-7940. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in Class A shares of the Fund is $500, with a minimum subsequent investment of $250 for Class A shares. The minimum initial investment in Class I shares of the Fund is $100,000. There is no minimum subsequent investment for Class I shares. The Fund may waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

The first paragraph in the section entitled “Shareholder Information—More About Class A Shares” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to Rule 12b-1 distribution and shareholder services fees of up to 0.25% of the average daily net assets of Class A shares. The minimum initial investment in Class A shares of the Fund is $500. The minimum subsequent investment in Class A shares of the Fund is $250 for all other accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The Fund reserves the right to waive sales charges at its discretion. The following sales charges apply to your purchases of Class A shares of the Fund:

This Supplement and the existing Prospectus dated October 1, 2015 provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information each dated October 1, 2015 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-855-754-7940.

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